SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2006

Palomar Medical Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdic- tion of incorporation)	0-22340 (Commission File Number)	04-3128178 (IRS Employer Identification Number)

82 Cambridge Street, Burlington, Massachusetts 01803
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (781) 993-2300

(Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On July 27, 2006 Palomar Medical Technologies, Inc. issued a press release announcing earnings for the second quarter ended June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under Securities Act of 1933, as amended, or the Exchange Act, except, as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Number	Title
99.1	Press Release dated July 27, 2006 entitled “PALOMAR MEDICAL REPORTS RECORD REVENUES AND PROFITABILITY FOR SECOND QUARTER 2006 Product Revenues Increase 37 Percent; Net Income Quadruples”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALOMAR MEDICAL TECHNOLOGIES, INC.

By: /s/ Joseph P. Caruso —————————————— Chief Executive Officer and President
Date: July 27, 2006

EXHIBIT INDEX

Number	Title
99.1	Press Release dated July 27, 2006 entitled “PALOMAR MEDICAL REPORTS RECORD REVENUES AND PROFITABILITY FOR SECOND QUARTER 2006 Product Revenues Increase 37 Percent; Net Income Quadruples”